                            SCHEDULE 14A INFORMATION
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the Registrant  /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:


/ /      Preliminary Proxy Statement      / /    Confidential, For Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
/X/      Definitive Proxy Statement


/ /      Definitive Additional Materials

/ /      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           COMMISSION FILE NO. 0-6664

                            K-TEL INTERNATIONAL, INC.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/      No fee required.

/ /      Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
         and 0-11.
         1) Title of each class of securities to which transaction applies:_____________________________________________________
         2)       Aggregate number of securities to which transaction applies:
                  _____________________________________________________________
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):__________________________________________
         4)       Proposed maximum aggregate value of transaction:_____________
         5)       Total fee paid:______________________________________________

/ /      Fee paid previously with preliminary materials:_______________________

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
         1)       Amount Previously Paid:______________________________________
         2)       Form, Schedule or Registration Statement No.:________________
         3)       Filing Party:________________________________________________
         4)       Date Filed:__________________________________________________

                            K-TEL INTERNATIONAL, INC.
                            2605 FERNBROOK LANE NORTH
                        MINNEAPOLIS, MINNESOTA 55447-4736

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON FRIDAY, JANUARY 14, 2000

                            ------------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of K-tel International, Inc. (the "Company") will be held at the Ramada Plaza Hotel, 12201 Ridgedale Drive, Minnetonka, Minnesota, on Friday, January 14, 2000, at 10:00 a.m., Minneapolis time, for the following purposes, as more fully described in the accompanying Proxy Statement:

         1. To elect six directors for the ensuing year and until their successors are duly elected and qualified;

         2. To consider and vote upon an amendment to the Company's Articles of Incorporation to increase the Company's authorized Common Stock from 15,000,000 to 50,000,000 shares;

         3. To consider and vote upon amendments to the Company's 1997 Stock Option Plan (the "Plan") which (i) increase the number of shares reserved thereunder for issuance of stock options from 2,000,000 to 3,500,000 shares; (ii) expand the classes of persons eligible to receive options to include directors, consultants and independent contractors to the Company; (iii) provide for an annual grant of a stock option for the purchase of 5,000 shares of the Company's Common Stock to Non-Employee Directors of the Company, and (iv) permits the Board to terminate or amend the Plan without shareholder approval, except where shareholder approval is required by any law, rule or regulation relating to the listing of the Company's securities.

         4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

         The transfer books of the Company will not be closed for the Annual Meeting. Only shareholders of record at the close of business on December 1, 1999, are entitled to notice of and to vote at the Annual Meeting.

         All shareholders are cordially invited and requested to attend the Annual Meeting in person. Shareholders who are unable to attend in person are requested to complete, date and sign the enclosed proxy exactly as your name appears thereon and promptly return it in the envelope provided, which requires no postage if mailed in the United States. Your proxy is being solicited by the Board of Directors of the Company. Your attendance at the Annual Meeting, whether in person or by proxy, is important to ensure a quorum. If you return your proxy, you still may vote your shares in person by giving written notice (by subsequent proxy or otherwise) to the Secretary of the Company at any time prior to your vote at the Annual Meeting.

                                            BY ORDER OF THE BOARD OF DIRECTORS


                                            /s/ Lawrence Kieves
Minneapolis, Minnesota                      Lawrence Kieves
December 6, 1999                            President

                            K-TEL INTERNATIONAL, INC.
                            2605 Fernbrook Lane North
                        Minneapolis, Minnesota 55447-4736

                              ---------------------

                                 PROXY STATEMENT
                                       FOR
                       1999 ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON FRIDAY, JANUARY 14, 2000

                              --------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board of Directors" or the "Board") of K-tel International, Inc. (the "Company" or "K-tel"), to be voted at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the Ramada Plaza Hotel, 12201 Ridgedale Drive, Minnetonka, Minnesota on Friday, January 14, 2000, at 10:00 a.m., Minneapolis time, and at any adjournment or postponement thereof. The Notice of Annual Meeting, this Proxy Statement and the enclosed proxy are first being mailed to Shareholders on or about December 6, 1999.

         The Board of Directors knows of no business which will be presented at the Annual Meeting other than the matters referred to in the accompanying Notice of Meeting. However, if any other matters are properly presented at the Annual Meeting, it is intended that the persons named in the proxy will vote on such matters in accordance with their best judgement. Shares of Common Stock represented by properly executed proxies on which no specification has been made will be voted: (i) in favor of the election of the nominees for directors listed herein; (ii) in favor of an amendment to the Company's Articles of Incorporation to increase the Company's authorized Common Stock; and (iii) in favor of the proposal to approve the amendments to the Company's 1997 Stock Option Plan. If any other matters are properly presented at the Annual Meeting for action, including a question of adjourning the Annual Meeting from time to time, the persons named in the proxies and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.

RECORD DATE AND OUTSTANDING COMMON STOCK

         Only holders of Common Stock of the Company whose names appear of record on the books of the Company at the close of business on December 1, 1999 (the "Record Date"), are entitled to receive notice of, and to vote at, the Annual Meeting. On the Record Date, the issued and outstanding voting shares of the Company consisted of 9,775,405 shares of Common Stock, each entitled to one vote per share.

REVOCABILITY OF PROXIES

         Any shareholder who executes and returns a proxy may revoke it at any time before it is voted. Any shareholder who wishes to revoke a proxy can do so by (i) executing a later-dated proxy relating to the same shares and delivering it to Chief Financial Officer of the Company prior to the vote at the Annual Meeting, (ii) filing a written notice of revocation bearing a later date than the proxy with the Chief Financial Officer of the Company prior to the Annual Meeting, or (iii) appearing in person at the Annual Meeting, filing a written notice of revocation and voting in person the shares to which the proxy relates. Any written notice or subsequent proxy should be delivered to K-tel International, Inc., 2605 Fernbrook Lane North, Minneapolis, Minnesota 55447-4736, Attention: Steven A. Kahn, Chief Financial Officer, or hand-delivered to the Chief Financial Officer of the Company prior to the vote at the Annual Meeting.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

         The presence, in person or by proxy, of the holders of at least a majority of the shares of Common Stock outstanding and entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. All votes will be tabulated by the inspector of election for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

         If a properly executed proxy is returned and the shareholder has abstained from voting on any matter, the shares represented by such proxy will be considered present at the Annual Meeting for purposes of determining whether a quorum is present, but will not be considered to have been voted in favor of such matter.

         If a properly executed proxy is returned by a broker holding shares in street name which indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, such shares will be considered present at the Annual Meeting for determining a quorum, but will not be considered to be represented at the Annual Meeting for purposes of calculating the vote with respect to such matter.


                   SECURITY OWNERSHIP OF MANAGEMENT AND OTHERS

         The following table contains certain information as of November 15, 1999 regarding the beneficial ownership of the Common Stock by (i) each person known to the Company to own beneficially five percent or more of the Common Stock, (ii) each director of the Company, (iii) each executive officer of the Company and (iv) the directors and executive officers as a group. Any shares which are subject to an option or a warrant exercisable within 60 days are reflected in the following table and are deemed to be outstanding for the purpose of computing the percentage of Common Stock owned by the option or warrant holder but are not deemed to be outstanding for the purpose of computing the percentage of Common Stock owned by any other person. Unless otherwise indicated, each person in the table has sole voting and investment power as to the shares shown. Unless otherwise indicated, the address for each listed shareholder is c/o K-tel International, Inc., 2605 Fernbrook Lane North, Minneapolis, Minnesota 55447-4736.

                                                              ----------------------------    ----------------------

                                                                     AMOUNT AND NATURE             PERCENTAGE OF
                                                                OF BENEFICIAL OWNERSHIP(1)       OUTSTANDING STOCK
Philip Kives .............................................               4,736,730                      46.4%
220 Saulteaux Crescent
Winnipeg, Manitoba  R32 3W3
Canada

Lawrence Kieves...........................................                 66,667                           *

Herbert Davis.............................................                  5,000                           *

Jay William Smalley.......................................                  5,000                           *

Dennis W. Ward............................................                    ---                           *

David Wolinsky............................................                  5,000                           *

Jeffrey Koblick...........................................                 34,700                           *

Steven A. Kahn............................................                    ---                           *

All directors and officers as a group
   (8 persons)............................................               4,853,097                      47.5%

--------------------
*     Indicates ownership of less than 1% of the outstanding shares of Common
      Stock.

(1) The securities "beneficially owned" by a person are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission (the "Commission") and accordingly, may include securities owned by or for, among others, the spouse, children or certain other relatives of such person as well as other securities as to which the person has or shares voting or investment power or has the right to acquire within 60 days. The same shares may be beneficially owned by more than one person.



                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         K-5 Leisure Products, Inc. ("K-5"), an affiliate controlled by the Company's Chairman of the Board and Chief Executive Officer, has from time to time made advances to the Company. As of June 30, 1999 and 1998, the Company had a loan balance with K-5 of $1,945,000 and $1,000,000, respectively. The Company pays interest on the unpaid principal amount of financing at the same rate as the Company pays on its credit facility, until repayment of the loan. The Company incurred interest of $186,000 in 1999 and $95,000 in 1998 on this loan.

         The advances referred to in the preceding paragraph were made under an informal borrowing arrangement with K-5. On September 27, 1999, K-tel entered into a written Line of Credit Agreement with K-5. Under the terms of the agreement, K-5 has agreed to make available up to $8.0 million on a revolving basis. The loan bears interest at the same rate as K-tel's loan from its primary lender, Foothill Capital Corporation ("Foothill") and expires on November 20, 2001, and is subordinated to the Foothill loan. K-tel has pledged the stock of its foreign subsidiaries as collateral for the loan. K-5 and Foothill have agreed that, if Foothill were to make a demand for payment as a result of a default on the loan, K-5 would have the right to pay Foothill and assume the secured creditor position of Foothill. K-5 has separately committed to the Company that in the event of acceleration by Foothill, K-5 would assume the secured creditor position in addition to providing the line of credit previously discussed.

         The Company purchased approximately $34,000 in fiscal 1999 and $334,000 in fiscal 1998, of consumer products from K-5. Management believes purchase prices for these products were at prices comparable to transactions with an unrelated third party. There was a payable amount of $51,000 at June 30, 1999 and $9,000 at June 30, 1998.

         The Company sold approximately $12,000 during fiscal 1999 and $39,000 during fiscal 1998 of consumer products to K-5. There was a balance receivable from K-5 at June 30, 1999, of $33,000 and $4,000 at June 30, 1998. Outstanding balances are settled on a timely basis. No interest was charged on the related outstanding balances during fiscal 1999.

         K-5 retained the services of a consultant to assist it in matters relating to its operations, as well as those of the Company. K-5 estimates the value of the services paid to the consultant in fiscal 1999 on behalf of the Company to be $80,000. The Company has recorded this as a contribution to additional paid-in-capital.



                       COMPENSATION OF EXECUTIVE OFFICERS

         The following table sets forth the aggregate cash compensation paid to or accrued by each of the Company's executive officers receiving in excess of $100,000, for services rendered to the Company during the fiscal years ended June 30, 1999, June 30, 1998 and June 30, 1997. The Company has no written employment agreements with its executive officers.

                                          SUMMARY COMPENSATION TABLE
                                                                                 LONG-TERM
                                              ANNUAL COMPENSATION              COMPENSATION
                                                                                  AWARDS
                                     ---------------------------------------  ---------------
                                                                                SECURITIES           ALL OTHER
NAME AND PRINCIPAL POSITION           FISCAL YEAR     SALARY      BONUS         UNDERLYING        COMPENSATION (1)
                                                                                OPTIONS(#)
-------------------------------------------------  -----------  ------------  ---------------  -------------------
Philip Kives                            1999       $       ---  $      ---         1,036,000     $           ---
     Chief Executive Officer            1998       $       ---  $      ---           231,000     $           ---
                                        1997       $       ---  $      ---           400,000     $           ---

Jeffrey Koblick                         1999       $   208,500  $      ---            27,500     $         5,076
     Executive Vice President           1998       $   207,231  $      ---            56,500     $         4,987
     Purchasing & Operations            1997       $   199,312  $   30,000               ---     $         3,894

Lawrence Kieves (2)                     1999       $   139,231  $      ---           200,000     $         2,237
     President


(1) Other compensation for the 1999, 1998 and 1997 fiscal years consists of the Company contributions under the 401(k) plan.

(2)      Mr. Kieves' employment with the Company commenced on October 12, 1998.


         The following table summarizes stock option grants and option exercises during the fiscal year ended June 30, 1999 by each of the Company's named executive officers for services rendered to the Company during the fiscal year ended June 30, 1999.

                                       OPTION GRANTS IN LAST FISCAL YEAR
                                              (INDIVIDUAL GRANTS)

                                          PERCENT OF                                   POTENTIAL REALIZABLE VALUE
                         NUMBER OF      TOTAL OPTIONS                                  AT ASSUMED ANNUAL RATES OF
        NAME            SECURITIES        GRANTED TO       EXERCISE     EXPIRATION       STOCK PRICE FOR OPTION
                        UNDERLYING       EMPLOYEES IN       PRICE          DATE                TERMS (1)
                      OPTIONS GRANTED    FISCAL YEAR                                  ------------------------------

                                                                                            5%             10%
--------------------  ---------------  ----------------  ------------  -------------  -------------   --------------
Philip Kives              200,000              12%        $ 11.1875        12/15/08    $1,407,000      $ 3,566,000
                          836,000              49%        $  8.7313         2/25/09    $4,591,000      $11,633,000

Jeffrey Koblick            27,500               2%        $  8.7313         2/25/09    $  151,000      $   383,000

Lawrence Kieves           200,000              12%        $    6.50        10/19/08    $  818,000      $ 2,072,000

-------------------------------
(1) The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the future Common Stock price.

                                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                               AND FY-END OPTION VALUES



                                                          Number of Securities
                      Shares Acquired      Value           Underlying Options        Value of In-the Money Options
        Name            on Exercise      Realized              at FY-End                     at FY-End (1)
                                                       Exercisable/Unexercisable       Exercisable/Unexercisable
-------------------  -----------------  -----------  -----------------------------  -------------------------------
Philip Kives               429,061       $481,100              245,439/361,500                  $---/$---

Jeffrey Koblick             27,200       $453,886                7,500/42,500                   $7,267/$14,535

Lawrence Kieves                ---            ---                --- /200,000                   $---/$93,800


(1) Market value of underlying securities at fiscal year end minus the exercise price.


                            10-YEAR OPTION REPRICING

         As part of the Company's overall program to give its key employees incentives for their work, during September 1998, the Company offered certain of its employees the opportunity to exchange their existing stock options for new options, which were 45% of the original option amount, with an exercise price equal to the market price per share on the date the Stock Option Committee adopted the exchange program ($6.00 per share). The exercise price of the shares prior to the exchange offering was $14.34 per share. The new options retained the replaced existing option vesting schedules and expiration dates.

         The following table shows the options exchanged by an executive officer who was named in the Summary Compensation Table during the fiscal year ended June 30, 1999 and information on all repricing of options held by any executive officer during the last 10 fiscal years. The number of shares and the exercise prices in the table reflect the Company's one-for-two stock split which was effective as of May 1, 1998.

                                                                                                       Length of
                                          Number of                                                     Original
                                          Securities    Market Price of     Exercise                  Option Term
                                          Underlying     Stock at Time      Price at                  Remaining at
                                           Options      of Repricing or      Time of     New            Date of
                                         Repriced or     Amendment ($)    Repricing or   Exercise     Repricing or
            Name                Date     Amended (#)                      Amendment ($)  Price ($)     Amendment
---------------------------  ---------  --------------  ----------------  -------------  ----------  --------------
Jeffrey Koblick               9/04/98      22,500 (1)        6.00             14.34         6.00        4/17/07
  Executive Vice President
  Purchasing & Operations

   (1) On September 4, 1998 50,000 options at $14.34 were exchanged for 22,500 options at $6.00

                     BOARD REPORT ON EXECUTIVE COMPENSATION


         The Company has not established a standing compensation committee but instead the entire Board of Directors establishes the general compensation policies of the Company and specific compensation for each executive officer of the Company. The Board of Directors attempts to make the compensation packages of the executive officers of the Company sufficient to attract and retain persons of exceptional quality while at the same time including effective incentives to motivate Company executives to perform as necessary to continue the success and growth of the Company. The Stock Option Committee administers grants of stock options under the Company's 1997 Stock Option Plan (the "Plan") which was adopted by the Board of Directors in February, 1997 and approved by the shareholders in February, 1998.

MANAGEMENT INCENTIVE PLAN

         The Company has a management incentive plan under which management, including executive officers, and other key employees may be awarded annual bonuses based upon the achievement of financial goals and objectives and an assessment of personal performance during the year. Approximately 25 employees currently participate in the plan. Payments made to the named executive officers under the management incentive plan are included in the Cash Compensation Table. Pursuant to the plan, there were no bonuses during fiscal 1999 and 1998; Mr. Koblick received a bonus of $30,000 for fiscal 1997.

RETIREMENT PLAN

         Retirement benefits for full-time U.S. based employees of the Company are provided under a retirement savings plan qualified under Section 401(k) of the Internal Revenue Code. Participants may elect to contribute, through salary reductions, up to 20% of their salary to the retirement plan up to a maximum of $10,000 per year, and the Company may make matching contributions up to 50% of the first 6% of the participants contributions. Employee contributions vest immediately; employer contributions vest 50% after one year of service and 100% after two years. Distributions upon death or termination of employment are subject to certain restrictions in order that federal income tax regulations be complied with and the amounts vested remain on a tax deferred basis until retirement. Amounts contributed by the Company as matching contributions for the executive officers under the 401(k) plan are included in the Cash Compensation Table. The Company made matching contributions of $7,313 in fiscal 1999 for the executive officers named in the Compensation Table.

STOCK OPTIONS

         In February 1997, the Board of Directors adopted the K-tel International, Inc. 1997 Stock Option Plan ("Plan") for officers and other key employees of the Company. The shareholders approved the Plan on February 4, 1998. A total of 600,000 shares of the Company's Common Stock were reserved for issuance upon exercise of the options under the original Plan. On February 26, 1999 the shareholders approved an increase in the number of shares reserved for issuance under the Plan from 600,000 to 2,000,000. The Stock Option Committee administers the Plan, including determination of option grants, has the sole authority to determine the employees to whom options and awards are granted, the duration of the exercise period and any other matters arising under the Plan. The Stock Option Committee has, from time to time, granted options outside of the Plan.

         As of November 15, 1999 there were 866,339 outstanding stock options granted under the Plan with 352,839 options exercisable. As of November 30, 1999 there were 462,550 options available to be granted under the plan. In addition as of November 15, 1999 there were 414,000 stock options issued and outstanding which were granted outside the Plan of which 84,667 were exercisable.

         In October 1997, the Board of Directors granted Mr. Kives a non-qualified stock option on 231,000 shares at an exercise price of $3.063 per share for his years of service as Chairman of the Board of Directors and Chief Executive Officer. The options vested 100% on the date of the grant. In February 1999 the Stock Option Committee granted Mr. Kives 836,000 options at $8.7313 per share. During fiscal 1997,1998 and 1999 Mr. Kives received no cash compensation.

         In October 1998 in connection with his employment the Board of Directors granted Mr. Lawrence Kieves 200,000 stock options outside of the Plan at an exercise price of $6.50. As of November 15, 1999 66,667 of these options were exercisable.

Respectfully submitted,

The Board of Directors:

         Philip Kives               Herbert Davis             Dennis Ward
         Lawrence Kieves            Jay William Smalley       David Wolinsky

                            COMPANY STOCK PERFORMANCE

         The following Common Stock Price Performance Graph compares the cumulative total return of the Company, the S&P 500 Stock Index and peer group companies (Navarre Corporation, Platinum Entertainment, and CD Now, similar music distribution companies and online music retailers) for a six year period. The cumulative total shareholder return assumes an initial investment of $100.

                                1994          1995        1996         1997        1998        1999
------------------------------------------------------------------------------------------------------

K-TEL INTERNATIONAL ($)         $100.00        $76.29       $85.52    $160.91     $607.92      $293.43

S & P 500 ($)                   $100.00       $126.07      $158.85    $213.97     $278.50      $341.52

PEER GROUP ONLY ($)             $100.00       $213.33      $515.98    $169.99     $162.03      $163.19

PEERS + YOUR COMPANY ($)        $100.00       $129.99      $273.01    $135.78     $158.86      $140.76



         The Common Stock of the Company is traded on the Nasdaq National Market. The Common Stock is traded under the symbol KTEL.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

         The persons named in the accompanying proxy will vote for the election of the below named nominees, unless authority to vote is withheld. Each of the six nominees presented for director is currently a member of the Board and was previously elected by the Company's shareholders. Directors of the Company are elected annually to serve until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified. The Board unanimously recommends a vote for each of the following nominees. All nominees have agreed to stand for election at the Annual Meeting. If, prior to the Annual Meeting, the Board learns that any nominee will be unable to serve by reason of death, incapacity, or other unexpected occurrence, the proxies which would have otherwise been voted for such nominee will be voted for a substitute nominee, if any, elected by the Board.

NOMINEES FOR ELECTION AS DIRECTOR

         The following table sets forth certain information regarding the nominees for election as director of the Company. All of the directors of the Company elected at the Annual Meeting will serve until their successors are duly elected and qualified.

Name                      Age       Position
----------                ---       -----------------------
Philip Kives              70        Chairman, Chief Executive Officer and Director
Lawrence Kieves           51        President and Director
Herbert Davis             61        Director
Jay William Smalley       65        Director
Dennis W. Ward            53        Secretary and Director
David Wolinsky            55        Director

         The following describes the business, the business experience and background of the nominees, each of whom currently serves as a director of the Company.

         PHILIP KIVES founded the Company in 1968 and has served as its Chairman of the Board since the Company's inception. In addition, Mr. Kives was re-appointed the Chief Executive Officer on October 16, 1995.

         LAWRENCE KIEVES joined the Company as President in October 1998 with extensive experience in the entertainment industry and in public service. From 1995 to 1997 Mr. Kieves served as President of Network Event Theater, a public company operating large screen broadcast theaters on numerous college campuses. From 1993 to 1995 Mr. Kieves served as Chief Operating Officer of RKO Warner Video. Lawrence Kieves is a first cousin once removed of Philip Kives.

         HERBERT DAVIS was elected a director in January 1999. Mr. Davis is an attorney engaged in the private practice of law with the Law Offices of Herbert Davis, which he founded in 1984. Mr. Davis specializes in business litigation and business transactions.

         JAY WILLIAM SMALLEY was elected a director in January 1999. Since 1970 Mr. Smalley has been the Chief Executive Officer of JWS, Inc., a privately owned real estate development and sales company specializing in hotel, motel, industrial and residential properties.

         DENNIS W. WARD was elected a director in January 1999. Since 1990, Mr. Ward has been the Controller of K-tel International, Ltd., a Canadian corporation owned by Philip Kives and engaged in the marketing and distribution of consumer products.

         DAVID WOLINSKY was elected a director in January 1999. Mr. Wolinsky has been a partner with the Winnipeg, Manitoba law firm of Monk Goodwin since 1991 and specializes in entertainment, corporate and commercial law.

THE BOARD AND COMMITTEES

         In 1999 the Board held six meetings. Each of the incumbent directors attended all of the meetings of the Board and each Committee of which he was a member held during 1999.

         On January 7, 1999 the Board ratified the members of its Audit Committee, and its Stock Option Committee.

         The Audit Committee is empowered by the Board to review the financial books and records of the Company in consultation with the Company's accounting staff and its independent public accountants and to consider any questions raised with respect to accounting and auditing policies and procedures. During 1999 the Audit Committee consisted of Messrs. Davis, Smalley, Ward and Wolinsky, and held two meetings.

         The Stock Option Committee administers the Company's 1997 Stock Option Plan, including making grants and determining vesting of options. During 1999 the Stock Option Committee consisted of Messrs. Davis, Smalley and Wolinsky, and held one meeting.

BOARD OF DIRECTORS INTERLOCKS AND INSIDER PARTICIPATION

         As stated above, the Company has not established a standing compensation committee but instead the Board of Directors was responsible for setting levels for 1999. Three members of the Board of Directors were officers or employees of the Company or its subsidiaries during the fiscal year ended June 30, 1999.

COMPENSATION OF DIRECTORS

         Compensation for outside directors of the Company consists of : (i) an annual option of 5,000 shares of the Company's Common Stock was granted following the annual meeting of shareholders at which they are elected directors at an exercise price equal to the closing price on the date of the annual meeting of shareholders at which they are elected directors; (ii) $500 per meeting of the Board of Directors or separate committee meeting that they attend; and (iii) reimbursement of expenses for attending board or committee meetings. No compensation was paid to outside directors in fiscal year 1999.

         The Board has proposed an amendment to the 1997 Stock Option Plan to automatically award outside directors 5,000 options following the annual meeting of the shareholders at which they are elected.

REQUIRED VOTE

         Election as a director requires the affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES LISTED ABOVE.


                                 PROPOSAL NO. 2
                       PROPOSED AMENDMENT TO THE ARTICLES
                        OF INCORPORATION TO INCREASE THE
                        COMPANY'S AUTHORIZED COMMON STOCK

         By action taken effective November 10, 1999, the Board of Directors adopted the following resolution, which would increase the authorized Common Stock of the Company to 50,000,000 shares, $.01 par value, from the 15,000,000 shares currently authorized, subject to approval by the shareholders at the Annual Meeting of Shareholders.

                  RESOLVED, that Article III of the Articles of Incorporation of K-tel International, Inc. (the "Company") shall be amended in its entirety to read as follows:

                                        ARTICLE III

                         The authorized capital stock of this Corporation shall be 50,000,000 shares of Common Stock with a par value of one cent ($.01) per share (the "Common Stock") and 4,000,000 shares of preferred stock (the "Preferred Stock") in one or more series, with par value to be determined by the Board of Directors as specified below. Each share of Preferred Stock shall have such par value and shall entitle the holder thereof to such rights, voting power, dividends, redemption rights or privileges, rights on liquidation or dissolution, conversion rights and privileges and restrictions as may be fixed by the Board of Directors by resolution thereof filed in accordance with Chapter 302A of the Minnesota Statutes. This Corporation shall not issue nonvoting common stock.

         As of November 15, 1999, 9,775,405 shares of Common Stock were issued and outstanding, and 1,282,889 shares of Common Stock were reserved for issuance upon exercise of stock options, leaving 3,941,706 shares available for future issuance. Although the Company has no intention or commitment to issue any additional shares as of the date of this Proxy Statement, the Board believes that it is desirable to have the additional shares available for possible future private or public offerings, acquisition transactions and other general corporate purposes. The Board believes that the availability of such shares for issuance in the future will give the Company greater flexibility and permit such shares to be issued without the expense and delay of holding a shareholders meeting. The Minnesota Business Corporation Act and the Company's Bylaws provide that the shares of capital stock of the Company shall be issued by the Board in such amounts, at such times, for such consideration, and on such terms and conditions as the Board shall deem advisable. The Company has no current intent to issue any preferred stock.

         The shares would be available for issuance by the Board without further shareholder authorization, except as may be required by law or by the rules of The Nasdaq Stock Market or any other quotation system or stock exchange on which the Common Shares may then be listed. The shareholders of the Company do not have any preemptive right to purchase or subscribe for any part of any new or additional issuance of the Company's securities. There are at present no specific understandings, arrangements or agreements with respect to any transactions that would require the Company to issue any new shares of its Common Stock, other than proposed stock option grants to employees and directors. See "Proposal to Approve the Amendments to the 1997 Stock Option Plan."

         Although not intended as an anti-takeover device, issuing additional shares could impede a non-negotiated acquisition of the Company by diluting the ownership interests of a substantial shareholder, increasing the total amount of consideration necessary for a person to obtain control of the Company or increasing the voting power of friendly third parties. The Board could authorize voting rights per share that are the same as or different than the voting rights of the outstanding Common Shares.

REQUIRED VOTE

         Approval of the amendment requires the affirmative vote of the holders of a majority of the shares of Common Stock represented at the Annual Meeting. THE BOARD OF DIRECTORS CONSIDERS THIS AMENDMENT TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THIS AMENDMENT.


                                 PROPOSAL NO. 3
                    PROPOSAL TO AMEND 1997 STOCK OPTION PLAN


BACKGROUND AND SUMMARY OF THE PLAN

         In February 1997 the Board of Directors adopted the Company's 1997 Stock Option Plan (the "Plan"), subject to approval by the Company's shareholders. The shareholders approved the plan in February 1998. In December 1998, the Board of Directors approved an amendment to the Plan to increase the number of shares of Company Stock reserved for options granted under the Plan from 600,000 shares to 2,000,000 shares. The shareholders approved this increase at the 1998 Annual Meeting of Shareholders in February 1999.

         The purposes of the Plan are to provide incentives to key employees of the Company and its subsidiaries who contribute and are expected to contribute materially to the success of the Company, to provide a means of rewarding performance and to enhance the interest of such key employees in the Company's continued success and progress by providing them a proprietary interest in the Company. The Company has reserved an aggregate of 2,000,000 shares of common stock for issuance upon the exercise of options granted under the Plan, as amended. No options may be granted under the Plan after February 17, 2007.

         The Board of Directors has appointed a Stock Option Committee (the "Committee") to be responsible for the administration of the Plan. The Committee consists of two or more directors who are "Non-Employee Directors" within the meaning of Rule 16b-3 of the Securities and Exchange Commission. The Committee has general authority and discretion to determine the employees to whom options will be granted, the exercise price, the time or times at which the options may be exercised, and the number of shares to be subject to each option. In addition, the committee may prescribe the terms applicable to each grant of an option. The Committee is currently comprised of three outside directors, Herbert Davis, Jay William Smalley and David Wolinsky.

         Either incentive stock options ("ISO's") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended or non-qualified options may be granted under the Plan. Options may be granted only to key employees of the Company and its subsidiaries who have contributed and are expected to contribute materially to the success of the Company and its subsidiaries.

         The purchase price of shares of Common Stock subject to options granted under the Plan is determined by the Committee, but shall not be less than 100% of the fair market value of the Company's Common Stock on the date the option is granted for ISO's, and not less than 85% of the fair market value on the date that the option is granted for non-qualified options. An option granted under the Plan vests at such rate and upon such conditions as the Committee may determine at the time the option is granted. No option granted under the Plan is transferable by the optionee during his or her lifetime. An option may be exercised only while the optionee is an employee of the Company or any of its subsidiaries or, in the event of a termination of employment other than by death or disability, within thirty days after termination of employment (but no later than the expiration of the term of the option). Upon the death or disability of an optionee, the optionee or his or her legal or personal representative or beneficiaries may exercise an option to the extent exercisable by the optionee within ninety days after the optionee's death or disability (but not later than the expiration of the term of the option). In the event any option expires or is canceled, surrendered or terminated without being exercised, the shares subject to such option (or the unexercised portion thereof) will again be available for grant under the Plan.

         Payment for the shares of Common Stock purchased upon the exercise of options under the Plan must be made in full at the time the option is exercised. Payment may be made in cash, tender of shares of the Company's Common Stock in payment of the exercise price or payment to be made by the optionee's broker from the sale or loan proceeds for such shares or any other securities the optionee may have in his or her account with the broker.

         The Committee is authorized to permit the surrender and cancellation of a previously granted option under the Plan and the grant of a replacement option. The previously granted option surrendered and canceled may be exercised at prices substantially higher than the exercise price of the shares of Common Stock on the date the replacement option is granted. Since the inception of the Plan, the Committee has not repriced any stock options granted under the Plan, except for options on an aggregate of 227,000 shares granted in April 1998 at an exercise price of $14.344 per share which were canceled and replaced by options on an aggregate of 102,150 shares in September 1998 at an exercise price of $6.00 per share, the then fair market value.

         The Plan may be amended by the Board of Directors, except that without the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present and entitled to vote at a meeting at which a quorum is present, the Board of Directors may not amend the Plan to: (i) increase the aggregate number of shares of Common

Stock which may be issued and sold under the Plan (except such number of shares may be adjusted in the event of a recapitalization, stock dividend or similar event), (ii) decrease the minimum exercise price at which options may be granted under the Plan, (iii) extend the period during which the options may be granted, or (iv) change the requirements as to the class of employees eligible to receive options.

TAX CONSEQUENCES

         INCENTIVE STOCK OPTIONS. Under the present federal tax regulations, there will be no federal income tax consequences to either the Company or the optionee upon the grant of an ISO, nor will an optionee's exercise of an ISO result in federal income tax consequences to the Company. Although an optionee will not realize ordinary income upon his or her exercise of an ISO, the excess of the fair market value of the shares of Common Stock acquired at the time of exercise over the exercise price will constitute an "item of tax preference" within the meaning of Section 57 of the Code and, thus, may result in the imposition of the "alternative minimum tax" pursuant to Section 55 of the Code on the optionee. If an optionee does not dispose of the shares of Common Stock acquired through the exercise of an ISO within two years from the date of the disposition of such shares will constitute a long-term capital gain to the optionee at a capital gain rate of 28%; the capital gain rate is reduced to 20% if the shares are held for 18 months from the date of exercise or if the shares are sold by an estate or trust. If an optionee disposes of the ISO, an amount equal to the lesser of (i) the excess of the fair market value of such shares on the date of the exercise over the exercise price, or (ii) the actual gain realized upon such disposition will constitute ordinary income to the optionee in the year of the disposition. Any additional gain upon such disposition will be taxed as short-term capital gain. The Company will receive a deduction in an amount equal to the amount constituting ordinary income to the optionee.

         NON-QUALIFIED OPTIONS. Under the present federal income tax regulations, there will be no federal income tax consequences to either the Company or the optionee upon the grant of a non-qualified option. However, the optionee will realize ordinary income upon the grant of a non-qualified option in an amount equal to the excess of the fair market value of the shares of Common Stock acquired upon exercise of such option over the exercise price, and the Company will receive a corresponding tax deduction.

PROPOSED AMENDMENTS

         The Board has approved, subject to shareholder approval, certain amendments to the Plan. The Board is requesting approval by the shareholders of amendments to the Plan providing for:

         (1) an increase of 1,500,000 (to 3,500,000 shares) of the maximum number of shares which may be issued upon exercise of options granted under the Plan;

         (2) an expansion of the classes of persons eligible to receive options under the Plan to include (in addition to employees) directors, consultants and other independent contractors to the Company;

         (3) an annual grant of a stock option for the purchase of 5,000 shares to Non-Employee Directors of the Company; and

         (4) an amendment to the Plan which would permit the Company's Board to terminate or amend the Plan without shareholder approval, except where shareholder approval is required by any law, regulation or rule relating to the listing of the Company's securities.

         On November 15, 1999, there were options outstanding for the purchase of 866,339 shares under the Plan, leaving 462,550 shares remaining issuable for options that may be granted in the future. The grant of stock options under the Plan are made at the discretion of the Committee as discussed above. During fiscal year 1999, the Committee granted options, both under the Plan and outside the Plan, on an aggregate of 1,263,500 shares of Common Stock to the executive officers named in the Compensation of Executive Officers table including 1,036,000 shares to Philip Kives. Absent shareholder approval, the Company would be made to grant options under the Plan, consistent with its past practices. The Board of Directors believes that it is advisable to increase the number of shares available for grant under the Plan by 1,500,000 shares to facilitate future option grants and to further the purposes of the Plan. At a fair market value of $7.125 per share as of November 15, 1999, the market value of the additional shares would be $10,687,500.

         The Board believes that it is advisable to expand the classes of persons eligible to receive options under the Plan to include directors, consultants and other independent contractors to the Company.

         Consistent with its recent practice of compensating directors in part through the grant of stock options, the Board proposes an amendment which would provide for an automatic grant of an option for the purchase of 5,000 shares to each Non-Employee Director upon election or re-election to the Board. Options to Non-Employee Directors would vest immediately and be exercisable for a term ending on the earlier of (a) ten years after the date of grant or (b) the date an optionee ceases to be a director, plus a time period equal to the number of months the optionee continuously served as a member of the Board. The Board may determine other vesting conditions. Options to Non-Employee Directors are granted at the fair market value of the Company's Common Stock for the date of grant. Shareholder approval for the grant of stock options to directors is, except in the case of smaller grants, required under the rules of the Nasdaq Stock Market.

         The Board has also approved, subject to shareholder approval, an amendment to the Plan which would permit the Board to terminate or amend the Plan in any respect; provided, that no revision or amendment may be made without shareholder approval that requires shareholder approval under any law, rules or regulation pertaining to the listing of the Company's securities. The purposes of the amendments to the Plan are (i) to enable the Company to continue to provide incentive to key employees of the Company and its subsidiaries by encouraging them to invest in the Company's stock and thereby increase their proprietary interest in its business, (ii) to further the personal commitment of employees, directors, consultants and independent contractors to the Company's success and progress, and (iii) to promote the interests of the Company and its shareholders by enabling the Company to retain and attract key persons. The Board believes that this amendment will advance the interests of the Company and its shareholders by more closely aligning the language of the plans to the revised text of Section 16 of the Securities Exchange Act of 1934.

         On November 15, 1999, the closing price of a share of the Company's Common Stock on the Nasdaq National Market was $7.125.

NEW PLAN BENEFITS

         The following table sets forth the automatic grants of options under the Plan for 5,000 shares that will be made to each outside director elected at the Annual Meeting at the time of such directors' election. There are no other options currently contemplated other than those described below, although the amount of awards granted to date are not necessarily indicative of the amounts that will be awarded in the future.

                                             1997 STOCK OPTION PLAN
                                             ----------------------
NAME AND POSITION                                                       DOLLAR VALUE           NUMBER OF SHARES
-----------------                                                       ------------           ----------------
Philip Kives
Chairman, Chief Executive Officer and Director................               ---                      ---

Jeffrey Koblick
Executive Vice President, Purchasing & Operations.............               ---                      ---

Lawrence Kieves
President and Director........................................               ---                      ---

Executive Group...............................................               ---                      ---

Non-Employee Director Group...................................                *                     15,000

Non-Executive Officer Employee Group..........................               ---                      ---

---------------------
*    Indeterminable

REQUIRED VOTE

           The affirmative vote of holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve the Plan. THE BOARD OF DIRECTORS CONSIDERS THE PLAN TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE PLAN.

                    COMPLIANCE WITH SECTION 16(a) OF THE ACT

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Commission and provide the Company with copies of such reports. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during the last fiscal year, its directors and executive officers filed all reports on a timely basis.

                      EXECUTIVE OFFICERS OF THE REGISTRANT

         The following table provides information with respect to the Company's executive officers. Each such person has been appointed to serve until his or her successor is duly appointed by the Board or his or her earlier removal or resignation from office.

           Name                  Age     Title
           ----                  ---     -----
           Philip Kives           70     Chairman, Chief Executive Officer and Director

           Lawrence Kieves        51     President and Director

           Steven A. Kahn         50     Vice President-Finance and Chief Financial Officer

           Jeffrey Koblick        52     Executive Vice President Purchasing & Operations

         PHILIP KIVES - See "Election of Directors"

         LAWRENCE KIEVES - See "Election of Directors"

         STEVEN A. KAHN. - Mr. Kahn joined K-tel in January 1999 as Vice President-Finance and Chief Financial Officer. From July 1996 to December 1998, he was Vice President and Chief Financial Officer of ACI Telecentrics, Inc., a provider of telephone-based sales and marketing services. From August 1995 to June 1996, he was Vice President and Chief Financial Officer of Shufflemaster Gaming, Inc., a developer, manufacturer and marketer of automatic card shuffling equipment, table games and video slot machine game software. From 1989 to 1995, Mr. Kahn was a divisional Vice President and Controller with ConAgra, a diversified food company.

         JEFFREY KOBLICK - Mr. Koblick has held various offices and/or managerial positions with the Company for more than the past five years.

         The officers of the Company are elected annually and serve at the discretion of the Board of Directors.

                         VOTING OF PROXIES AND EXPENSES

         The Board recommends that an affirmative vote be cast in favor of each of the proposals listed in the Proxy.

         The Board knows of no other matters that may be brought before the Annual Meeting which require submission to a vote of the Company's shareholders. If any other matters are properly brought before the Annual Meeting, however, the persons named in the enclosed Proxy or their substitutes will vote in accordance with their best judgment on such matters.

         Expenses incurred in connection with the solicitation of proxies will be paid by the Company. The proxies are being solicited principally by mail. In addition, directors, officers and regular employees of the Company may solicit proxies personally or by telephone, for which they will receive no consideration other than their regular compensation. The Company will also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of shares of Common Stock and will reimburse such persons for their expenses so incurred.

                         INDEPENDENT PUBLIC ACCOUNTANTS

On October 7, 1999, the Company received written notice from Arthur Andersen LLP, that such firm would not stand for re-election as the Company's independent public accountants for the fiscal year ending June 30, 2000. The reports of Arthur Andersen LLP on the Company's financial statements for the years ended June 30, 1998 and 1999, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits for the years ended June 30, 1998 and 1999, and through October 7, 1999, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference thereto in their report on the financial statements for such years. During the years ended June 30, 1998 and 1999, and through October 7, 1999, there were no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)). Representatives of Arthur Andersen LLP are not expected to be present at the Annual Meeting. The Board of Directors has authorized the Audit Committee to recommend the engagement of a new independent public accountant. The Audit Committee is in the process of considering firms of independent public accountants for the Company and a successor firm is expected to be selected in the near future.


                              SHAREHOLDER PROPOSALS

         If a shareholder of the Company wishes to present a proposal for consideration for inclusion in the Proxy Statement for the 2000 Annual Meeting of Shareholders, the proposal must be sent by certified mail, return receipt requested, and must be received at the executive offices of the Company, 2605 Fernbrook Lane North, Minneapolis, Minnesota 55447-4736, Attn: Chief Financial Officer, no later than August 19, 2000. All proposals must conform to the rules and regulations of the SEC. The SEC recently amended Rule 14a-4, which governs the use by the Company of discretionary voting authority with respect to other shareholder proposals. SEC Rule 14a-4(c)(1) provides that, if the proponent of a shareholder proposal fails to notify the Company at least 45 days prior to the month and day of the mailing of the prior year's Proxy Statement, the proxies of the Company's management would be permitted to use their discretionary authority at the Company's next Annual Meeting of Shareholders if the proposal were raised at the meeting without any discussion of the matter in the Proxy Statement. For purposes of the 2000 Annual Meeting of Shareholders, the deadline is October 23, 2000.

                           ANNUAL REPORT ON FORM 10-K

         A copy of the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1999, as filed with the SEC, including the financial statements and the financial statement schedules thereto, accompanies this Notice of Annual Meeting, Proxy Statement and related proxy card. The Company will furnish to any person whose proxy is being solicited any exhibit described in the exhibit index accompanying the Form 10-K, upon the payment, in advance, of fees based on the Company's reasonable expenses in furnishing such exhibit(s). Requests for copies of such exhibit(s) should be directed to Steven A. Kahn, Vice President and Chief Financial Officer, at the Company's principal address.


                                             BY ORDER OF THE BOARD OF DIRECTORS


                                             /s/ Lawrence Kieves
                                             Lawrence Kieves
                                             President


Minneapolis, Minnesota
December 6, 1999

                            K-TEL INTERNATIONAL, INC.
                            2605 FERNBROOK LANE NORTH
                        MINNEAPOLIS, MINNESOTA 55447-4736

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned, having duly received the Notice of Annual Meeting of Shareholders and the Proxy Statement, dated December 6, 1999, hereby appoints Lawrence Kieves and Steven A. Kahn, and either of them, as proxy or proxies, with full power of substitution, to represent the undersigned and to vote, as designated below, all shares of Common Stock of K-tel International, Inc. (the "Company") held of record by the undersigned on December 1, 1999, at the Annual Meeting of Shareholders to be held at the Ramada Plaza Hotel, 12201 Ridgedale Drive, Minnetonka, Minnesota, on Friday, January 14, 2000, at 10:00 a.m., Minneapolis time, and any adjournment thereof.

1. To elect six directors of the Company for the ensuing year and until their successor shall be elected and duly qualified.

         / /   FOR all nominees listed below     / /   WITHHOLD AUTHORITY
               (except as marked to the                (to vote for all nominees
               contrary below)                         listed below)

         PHILIP KIVES, LAWRENCE KIEVES, HERBERT DAVIS, JAY WILLIAM SMALLEY, DENNIS W. WARD, DAVID WOLINSKY

         INSTRUCTION: To withhold authority to vote for any individual, write that nominee's name in the space provided below.

         -----------------------------------------------------------------------


2. To consider and vote upon an amendment to the Company's Articles of Incorporation to increase the Company's authorized Common Stock from 15,000,000 to 50,000,000 shares.

         / /   FOR                  / /   AGAINST               / /   ABSTAIN


3. To consider and vote upon the amendments to the Company's 1997 Stock Option Plan (the "Plan") which (i) increase the number of shares reserved thereunder for issuance of stock options from 2,000,000 to 3,500,000 shares; (ii) expand the classes of persons eligible to receive options to include directors, consultants and independent contractors to the Company; (iii) provide for an annual grant of a stock option for the purchase of 5,000 shares of the Company's Common Stock to Non-Employee Directors of the Company; and (iv) permits the Board to terminate or amend the Plan without shareholder approval, except where shareholder approval is required by any law, rule or regulation relating to the listing of the Company's securities.

         / /   FOR                  / /   AGAINST               / /   ABSTAIN


4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED ON THE PROXY BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 THROUGH 3. ABSTENTIONS WILL BE COUNTED TOWARD THE EXISTENCE OF A QUORUM.

Please sign exactly as name appears on this Proxy. When shares are held by joint tenants, both should sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Dated:
      ------------------------------       ------------------------------------
                                                       (Signature)


                                           ------------------------------------
                                                       (Signature)


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.